Exhibit 10.27(c)

AMENDMENT NO. 2 TO UNCOMMITTED LOAN AGREEMENT

This Amendment No. 2 (the “Amendment”) dated as of January 26, 2023, is between Bank of America, N.A. (the “Bank”) and Middlesex Water Company, a New Jersey corporation, Tidewater Utilities, Inc., a Delaware corporation, White Marsh Environmental Systems, Inc., a Delaware corporation, Pinelands Water Company, a New Jersey corporation, Pinelands Wastewater Company, a New Jersey corporation, Utility Service Affiliates, Inc., a New Jersey corporation and Utility Service Affiliates (Perth Amboy) Inc., a New Jersey corporation (individually and collectively, the “Borrower”).

RECITALS

A. The Bank, the Borrower and Tidewater Environmental Services, Inc., a Delaware corporation, entered into a certain Uncommitted Loan Agreement dated as of January 28, 2021 (together with any previous amendments, the “Agreement”).

B. On January 14, 2022 Middlesex Water Company sold all the shares of stock of Tidewater Environmental Services, Inc., to Artesian Wastewater Management,

C. The Bank and the Borrower desire to amend the Agreement. This Amendment shall be effective on January 26, 2023, subject to any conditions stated in this Amendment.

AGREEMENT

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

1. Amendments. The Agreement is hereby amended as follows:

1.1       In Paragraph 2.2 the date “January 26, 2023” is changed to “January 25, 2024”.

2. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers, (e) the information included in the Beneficial Ownership Certification most recently provided to the Bank, if applicable, is true and correct in all respects, and (f) as of the date of this Amendment and throughout the term of the Agreement, no Borrower or Guarantor, if any, is (1) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986 (the “Code”); (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA.

3. Conditions. The effectiveness of this Amendment is conditioned upon the Bank’s receipt of the following items, in form and content acceptable to the Bank:

3.1       A fully executed counterpart of this Amendment from the Borrower in form satisfactory to the Bank.

3.2       KYC Information.

(a)       Upon the request of the Bank, the Borrower shall have provided to the Bank, and the Bank shall be reasonably satisfied with, the documentation and other information so

Exhibit 10.27(c)

requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act.

(b)       If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall have provided a Beneficial Ownership Certification to the Bank if so requested.

3.3       Evidence that the execution, delivery and performance by the Borrower of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

3.4     Payment by the Borrower of all costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by the Bank in connection with this Amendment.

4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement, including but not limited to any Waiver of Jury Trial or Dispute Resolution Provision contained therein, shall remain in full force and effect.

5. Electronic Records and Signatures. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may, if agreed by the Bank, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. The Borrower agrees that any Electronic Signature (including, without limitation, facsimile or .pdf) on or associated with any Communication shall be valid and binding on the Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered to the Bank. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Bank may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the Bank’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Bank is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Bank pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Bank has agreed to accept such Electronic Signature, the Bank shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Obligor without further verification and (b) upon the request of the Bank any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

6. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

Exhibit 10.27(c)

The parties executed this Amendment as of the date stated at the beginning of this Amendment, intending to create an instrument executed under seal.

Bank:

Bank of America, N.A.

By:	/s/ Dilcia P. Hill
Dilcia P. Hill, Senior Vice President

Borrower:

Middlesex Water Company

By:	/s/ A. Bruce O’Connor
A. Bruce O’Connor, Sr. VP, Treasurer & CFO

Tidewater Utilities, Inc.

By:	/s/ A. Bruce O’Connor
A. Bruce O’Connor, President

White Marsh Environmental Systems, Inc.

By:	/s/ A. Bruce O’Connor
A. Bruce O’Connor, President

Pinelands Water Company

By:	/s/ A. Bruce O’Connor
A. Bruce O’Connor, VP & Treasurer

Pinelands Wastewater Company

By:	/s/ A. Bruce O’Connor
A. Bruce O’Connor, VP & Treasurer

Utility Service Affiliates, Inc.

By:	/s/ A. Bruce O’Connor
A. Bruce O’Connor, Treasurer

Utility Service Affiliates (Perth Amboy) Inc.

By:	/s/ A. Bruce O’Connor
A. Bruce O’Connor, Treasurer

Address where notices to the Bank are to be sent:	Address where notices to the Borrower are to be sent:
Dilcia P. Hill
Senior Vice President
Commercial Credit Officer
Global Commercial Banking
Bank of America
NJ7-550-04-02, 194 Wood Ave. South, Iselin, NJ 08830
T 732 321 5925 F 212 230 8577
dilcia.p.hill@bofa.com	Middlesex Water Company 485 C Route 1 South, Suite 400, Iselin NJ 08830-3020 Attention: A. Bruce O’Connor Senior Vice President, Treasurer and Chief Financial Officer

Exhibit 10.27(c)

OMNIBUS ORGANIZATIONAL CERTIFICATE

The undersigned, Secretary of Middlesex Water Company, a New Jersey corporation, Tidewater Utilities, Inc., a Delaware corporation, White Marsh Environmental Systems, Inc., a Delaware corporation, Pinelands Water Company, a New Jersey corporation, Pinelands Wastewater Company, a New Jersey corporation, Utility Service Affiliates, Inc., a New Jersey corporation and Utility Service Affiliates (Perth Amboy) Inc., a New Jersey corporation (each a "Company", collectively the “Companies”), certifies as follows:

1.       There have been no amendments to the Certificate of Incorporation of any of the Companies on file in the jurisdiction of its formation as attached to the Omnibus Organizational Certificate dated January 28, 2021 certified by me as Secretary of the Companies. There are no proceedings for the merger, consolidation, liquidation, sale of all or substantially all of the assets or dissolution of any Company pending or contemplated.

2.       There has been no amendment to the By-laws of any of the Companies as attached to the Omnibus Organizational Certificate dated January 28, 2021 certified by me as Secretary of the Companies.

3.       The resolutions of the Board of Directors of each of the Companies as attached to the Omnibus Organizational Certificate dated January 28, 2021 certified by me as Secretary of the Companies is now in full force and effect and has not been modified, amended or revoked and is the only resolution of the Companies relating to the matters set forth in such resolution.

4.       Each of the persons listed on such resolutions are presently the duly elected, qualified and acting officer of the applicable Company as specified therein.

5.       As evidenced by the Good Standing Certificates attached as Exhibit A, each of the Companies is in good standing in the jurisdiction of its formation.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of January 26, 2023.

/s/ Jay L. Kooper
Jay L. Kooper
Secretary

Exhibit 10.27(c)

Exhibit A

Good Standing Certificates Attached